FIRST SUPPLEMENTAL INDENTURE
Supplemental Indenture (this “Supplemental Indenture”), dated as of September 22, 2016, among Hilton Escrow Issuer LLC, a Delaware limited liability company (the “Escrow Issuer”), Hilton Escrow Issuer Corp., a Delaware corporation (the “Escrow Co-Issuer” and, together with the Escrow Issuer, the “Escrow Issuers”), Hilton Domestic Operating Company Inc., a Delaware corporation (the “New Issuer”), Hilton Worldwide Holdings Inc., a Delaware corporation (“Holdings”), Hilton Worldwide Finance LLC, Delaware limited liability company (“Parent”), each of the Subsidiary Guarantors listed on the signature pages hereto (collectively, together with Holdings and Parent, the “New Guarantors”) and Wilmington Trust, National Association, a national banking association, as trustee (the “Trustee”).
W I T N E S S E T H
WHEREAS, the Escrow Issuers have heretofore executed and delivered to the Trustee an Indenture (the “Indenture”), dated as of August 18, 2016, providing for the issuance of an unlimited aggregate principal amount of 4.250% Senior Notes due 2024 (the “Notes”);
WHEREAS, substantially concurrently with the execution of this Supplemental Indenture, the Escrow Issuers will merge with and into the New Issuer, with the New Issuer continuing as the surviving entity (the “Merger”);
WHEREAS, Section 12.05 of the Indenture provides that, the New Issuer may assume all obligations of the Escrow Issuers in respect of the Notes and the Indenture, so long as, among other things, the New Issuer and the New Guarantors execute and deliver to the Trustee a supplemental indenture pursuant to which (i) the New Issuer will become a party to the Indenture and expressly assume the Escrow Issuers’ obligations under the Notes and the Indenture, the New Issuer will be substituted for, and may exercise every right and power of, the Escrow Issuers under this Indenture and the Escrow Issuers will be released from all obligations hereunder and (ii) each New Guarantor will become a Guarantor under the Indenture; and
WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture without the consent of the Holders.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:
(1)    Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
(2)    Agreement to be Bound. (a) The New Issuer acknowledges that it has received and reviewed a copy of the Indenture and all other documents it deems necessary to review in order to enter into this Supplemental Indenture, and acknowledges and agrees to (i) unconditionally assume the Escrow Issuers’ obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Sections 12.05 and 12.06 of the Indenture; (ii) be bound by all applicable provisions of the Indenture as if made by, and with respect to the New Issuer; and (iii) perform all obligations and duties required of the Issuer pursuant to the Indenture.
(b)    Each New Guarantor acknowledges that it has received and reviewed a copy of the Indenture and all other documents it deems necessary to review in order to enter into this Supplemental Indenture, and acknowledges and agrees to (i) join and become a party to the Indenture as indicated by its signature below; (ii) be bound by all applicable provisions of the Indenture as if made by, and with respect to, such New Guarantor; and (iii) perform all obligations and duties required of a Guarantor pursuant to the Indenture. Each New Guarantor hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Indenture, including, but not limited to, Article 10 thereof.
(3)     Notices.  All notices or other communications to the New Issuer or any New Guarantor shall be given as provided in Section 13.02 of the Indenture.
(4)     Applicability of Covenants.  Following the Escrow Release Date, the provisions of Article 4 of the Indenture shall be deemed to have been applicable to Parent and all of its Restricted Subsidiaries (including the New Issuer) beginning on the Issue Date and, to the extent that Parent and its Restricted Subsidiaries (including the New Issuer) took any action or inaction after the Issue Date and prior to the Escrow Release Date that is prohibited under this Indenture, the New Issuer shall be deemed to be in Default on such date.  Without limiting the following, if a Change of Control Triggering Event occurs on any date prior to the Escrow Release Date, such event shall be deemed to have occurred on such date.
(5)    Execution and Delivery. The New Issuer agrees that the Notes shall remain in full force and effect notwithstanding the absence of any endorsement of the New Issuer or the Notes, and each New Guarantor agrees that its Guarantee shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such Guarantee on the Notes.
(6)    Release of Obligations. Upon execution of this Supplemental Indenture by the New Issuer, the New Guarantors and the Trustee, the Escrow Issuers shall be unconditionally and irrevocably released and discharged from all obligations and liabilities under the Indenture and the Notes.
(7)      Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
(8)    No Recourse Against Others. No past, present or future director, officer, employee, incorporator, or direct or indirect member, partner or stockholder of Parent, the New Issuer or any New Guarantor shall have any liability for any obligations of Parent, the New Issuer or the New Guarantors (other than in their capacity as Issuer or Guarantor) under the Notes, any Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting Notes waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.
(9)    Governing Law. THIS SUPPLEMENTAL INDENTURE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENTAL INDENTURE, WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(10)    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. This Supplemental Indenture may be executed in multiple counterparts which, when taken together, shall constitute one instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmissions shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.
(11)    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.
(12)    The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the New Issuer and New Guarantors.
(13)    Benefits Acknowledged. The Guarantee of each New Guarantor is subject to the terms and conditions set forth in the Indenture. Each New Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this Supplemental Indenture and that the guarantee and waivers made by it pursuant to such Guarantee are knowingly made in contemplation of such benefits.
(14)    Successors. All agreements of the New Issuer and each New Guarantor in this Supplemental Indenture shall bind its Successors, except as otherwise provided in this Supplemental Indenture. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.
(15)    Effective Time. This Supplemental Indenture shall be effective as of 10:00 a.m. (New York City time) on the date hereof.
[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.
HILTON WORLDWIDE PARENT LLC,
as Guaranteeing Parent Company

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON DOMESTIC OPERATING COMPANY INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ W. Thomas Morris, II Name: W. Thomas Morris, II Title: Vice President

HILTON ESCROW ISSUER LLC

By:	/s/ Sean M. Dell’Orto Name: Sean M. Dell’Orto Title: President

HILTON ESCROW ISSUER CORP.

By:	/s/ Sean M. Dell’Orto Name: Sean M. Dell’Orto Title: President

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ Sean M. Dell’Orto Name: Sean M. Dell’Orto Title: Senior Vice President and Treasurer

HILTON WORLDWIDE FINANCE LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON DOMESTIC OPERATING COMPANY INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

90210 BILTMORE MANAGEMENT, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

90210 DESERT RESORTS MANAGEMENT CO., LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

90210 GRAND WAILEA MANAGEMENT CO., LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

90210 LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

90210 MANAGEMENT COMPANY, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

ANDIAMO’S O’HARE, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

BALLY’S GRAND PROPERTY SUB I, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

BLUE BONNET SECURITY, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

CHESTERFIELD VILLAGE HOTEL, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

COMPRIS HOTEL LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

CONRAD INTERNATIONAL (BELGIUM) LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

CONRAD INTERNATIONAL (EGYPT) RESORTS CORPORATION

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

CONRAD INTERNATIONAL (INDONESIA) CORPORATION

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

CONRAD INTERNATIONAL INVESTMENT (JAKARTA) CORPORATION

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

CONRAD INTERNATIONAL MANAGE (CIS) LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

CONRAD MANAGEMENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DESTINATION RESORTS LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DOUBLETREE DTWC LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DOUBLETREE HOTEL SYSTEMS LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DOUBLETREE HOTELS LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DOUBLETREE LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DOUBLETREE MANAGEMENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DT MANAGEMENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DT REAL ESTATE, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DTM ATLANTA/LEGACY, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DTM CAMBRIDGE, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DTM COCONUT GROVE, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DTM LARGO, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DTM MARYLAND, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DTM SANTA CLARA LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DTM WALNUT CREEK, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DTR FCH HOLDINGS, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DTR PAH HOLDING, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DTR SAN ANTONIO, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

DTR TM HOLDINGS, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

EJP LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

EMBASSY DEVELOPMENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

EMBASSY EQUITY DEVELOPMENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

EMBASSY MEMPHIS CORPORATION

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

EMBASSY SUITES (ISLA VERDE), INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

EMBASSY SUITES CLUB NO. 1, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

EMBASSY SUITES CLUB NO. THREE, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

EMBASSY SUITES CLUB NO. TWO, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

EMBASSY SUITES MANAGEMENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

EMBASSY SYRACUSE DEVELOPMENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

EPAM CORPORATION

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

FLORIDA CONRAD INTERNATIONAL CORP.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

GRAND VACATIONS REALTY, LLC

By:	/s/ Mark Wang Name: Mark Wang Title: President

GRAND VACATIONS SERVICES LLC

By:	/s/ Mark Wang Name: Mark Wang Title: President

GRAND VACATIONS TITLE, LLC

By:	/s/ Mark Wang Name: Mark Wang Title: President

HAMPTON INNS LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HAMPTON INNS MANAGEMENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HAPEVILLE INVESTORS, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HHC BC ORLANDO, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HHC ONE PARK BOULEVARD, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HIC FIRST LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HIC GAMING CALIFORNIA, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HIC HOLDINGS LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HIC HOTELS U.S.A. LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HIC RACING CORPORATION

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HIC SAN PABLO LIMITED, INC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HIC SAN PABLO, L.P.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HIC SECOND LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON BEVERAGE LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON CHICAGO BEVERAGE I LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON CHICAGO BEVERAGE II LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON CHICAGO BEVERAGE III LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON CHICAGO BEVERAGE IV LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON CORPORATE DIRECTOR LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON EL CON MANAGEMENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON EL CON OPERATOR LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON ELECTRONIC DISTRIBUTION SYSTEMS, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON FRANCHISE HOLDING LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON GARDEN INNS MANAGEMENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON GRAND VACATIONS CLUB, LLC

By:	/s/ Mark Wang Name: Mark Wang Title: President

HILTON GRAND VACATIONS COMPANY, LLC

By:	/s/ Mark Wang Name: Mark Wang Title: President
HILTON GRAND VACATIONS FINANCING, LLC

By:	/s/ Mark Wang Name: Mark Wang Title: President
HILTON GRAND VACATIONS MANAGEMENT, LLC

By:	/s/ Mark Wang Name: Mark Wang Title: President
HILTON HAWAII CORPORATION

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON HHONORS WORLDWIDE, L.L.C.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON HOLDINGS, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON HOSPITALITY, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON ILLINOIS, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON ILLINOIS HOLDINGS LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON INNS LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON INTERNATIONAL HOLDING LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON KINGSLAND 1, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON MANAGEMENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON NEW JERSEY SERVICE CORP.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON OPB, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON ORLANDO PARTNERS III, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON RECREATION LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON RESORTS CORPORATION

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON RESORTS MARKETING CORP.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON SAN DIEGO LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON SPRING CORPORATION

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON SUPPLY MANAGEMENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON SYSTEMS SOLUTIONS, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON SYSTEMS, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON WORLDWIDE FINANCE CORP.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

PARK HOTELS & RESORTS INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON-OCCC HOTEL, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HILTON-OCCC MEZZ LENDER, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT AUDUBON LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT CA HILTON LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT CONRAD DOMESTIC LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT CONRAD GP LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT DOMESTIC JV HOLDINGS LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT DOMESTIC OWNER LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT ESP INTERNATIONAL FRANCHISE LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT ESP INTERNATIONAL FRANCHISOR CORPORATION

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT ESP INTERNATIONAL MANAGE LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT ESP INTERNATIONAL MANAGEMENT CORPORATION

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT ESP MANAGE LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT EXISTING FRANCHISE HOLDING LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT FRANCHISE II BORROWER LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT HQ SPE LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT HSM HOLDING LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT HSS HOLDING LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT JV ACQUISITION LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT LIFESTYLE INTERNATIONAL FRANCHISE LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT LIFESTYLE INTERNATIONAL FRANCHISOR CORPORATION

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT LIFESTYLE INTERNATIONAL MANAGE LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT LIFESTYLE INTERNATIONAL MANAGEMENT CORPORATION

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT LIFESTYLE MANAGE LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT MEMPHIS DATA LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT O’HARE LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT OPERATE DTWC LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT OWNED II HOLDING LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT OWNED II-A BORROWER LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HLT PALMER LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HOMEWOOD SUITES MANAGEMENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HOTEL CLUBS OF CORPORATE WOODS, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HOTELS STATLER COMPANY, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HPP HOTELS USA,LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HPP INTERNATIONAL LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

HRC ISLANDER LLC

By:	/s/ Mark Wang Name: Mark Wang Title: President

HTGV, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

INNVISION, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

INTERNATIONAL RIVERCENTER LESSEE L.L.C.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

LOCKWOOD PALMER ROUSE, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

MERJTEX, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

PEACOCK ALLEY SERVICE COMPANY, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

POTTER’S BAR PALMER HOUSE, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

PROMUS HOTEL SERVICES, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

PROMUS HOTELS FLORIDA LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

PROMUS HOTELS LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

PROMUS HOTELS MINNEAPOLIS, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

PROMUS HOTELS PARENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

PROMUS OPERATING LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

PROMUS/KINGSTON DEVELOPMENT CORPORATION

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

SALC, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

SAMANTHA HOTEL LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

SUITE LIFE LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

TEX HOLDINGS, INC.

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

WALDORF=ASTORIA MANAGEMENT LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

WA COLLECTION INTERNATIONAL, LLC

By:	/s/ W. Steven Standefer Name: W. Steven Standefer Title: Senior Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ W. T. Morris, II Name: W. Thomas Morris, II Title: Vice President

1